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                                                                  EXHIBIT 10.27


                                LEASE AGREEMENT

         This lease made and entered into this 3rd day of September, 1985, by and between MART ASSOCIATES, a Michigan co-partnership, whose address is 43243
W. Eight Mile Road, Northville, Michigan 48167 ("Landlord"), and LASON SYSTEMS, INC., a Michigan corporation, whose address is 28400 Schoolcraft, Livonia, Michigan 48150 ("Tenant").

                                   ARTICLE I

                                 GRANT AND TERM

         1.1 Premises. Witnesseth, that Landlord, for and in consideration of the covenants hereinafter contained and made on the part of the Tenant does hereby demise and lease to the Tenant, the land and buildings known as 28400 Schoolcraft, Livonia, Michigan 48150, together with all Landlord's easements and appurtenances in adjoining and adjacent land, highways, roads, streets, lanes, whether public or private, reasonably required for the installation, maintenance, operation and service of sewer, water,, gas, power and other utility lines and for driveways and approaches to and from abutting highways for the use and benefit of the above-described parcel of real estate (the "leased premises").

         1.2 Term. To have and to hold the leased premises for and during the full term of five (5) years which shall commence on October 1, 1985.
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                                   ARTICLE II

                                      RENT


         2.l     Base Rent.

                 (a) Tenant shall pay to Landlord as rent for the leased premises the sum of Ten Thousand Five Hundred ($10,500,00) Dollars in advance on the 1st day of each month during the term of this lease.

                 (b) Rent shall be payable at the place designated in this lease for service of notice upon Landlord, or at such other place as Landlord may designate in writing.

                 (c)      "Lease year", as herein used, shall mean each twelve
(12) month period beginning with the first day of the term of this lease and each yearly anniversary thereof, provided the commencement of the term of this lease is on the 1st day of the month. If the term of this lease commenced on any day other than the 1st day of the month, then the "lease year" or any period subsequent to the last "lease year" within the term of this lease shall be adjusted with respect to percentage rent or any other matters provided in this lease in which the lease year is a factor.

         2.2     Real Estate Taxes.

                 (a) Tenant further covenants and agrees to pay as additional rent all taxes and assessments, general



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and special, ordinary and extraordinary and all interest, penalties, levies, opening fees, service charges and rates, and all other impositions of every kind and nature whatsoever, which may be levied, assessed or charged from and after the commencement date and during the continuation of said term, against the leased premises or any part thereof, or upon the leasehold interest hereby created, all of which said taxes, assessments, interest, penalties, charges and rates, and all other impositions, shall be paid by Tenant in the name of Landlord within thirty (30) days after the same shall become due and payable, excepting federal, state, county or city income taxes now imposed or which may hereafter be imposed on the rentals accruing under the terms hereof.

                          Should the State of Michigan or any political
subdivision thereof or any governmental authority having jurisdiction thereover impose a tax and/or assessment (other than an income or francise tax) upon or against the rentals payable hereunder by Tenant to Landlord, either by way of substitution for the taxes and assessments levied or assessed against such land and such building, or in addition thereto, such tax and/or assessment shall be deemed to constitute a tax and/or assessment against such land and improvements for the purpose of this Section 2.2.

                 (b) Tenant covenants and agrees to deliver to Landlord from time to time upon request, at the place


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where the rent herein shall from time to time be payable, copies of receipts showing payment of said taxes, assessments and other impositions, within thirty
(30) days after the respective payments evidenced thereby.

                          In the case of the failure, neglect or refusal of
Tenant to pay such taxes, assessments, interest, penalties, levies, service charges, rates and other impositions, Landlord shall have the option if the default of Tenant is allowed to continue for thirty (30) days after notice from Landlord, to terminate this lease, in which case this lease shall absolutely cease and terminate, or to pay said defaulted amounts for and at the expense of Tenant and to add the amount of any such payments together with interest to rentals next becoming due. Tenant may, however, defer the payment of any such amounts so long as the validity thereof shall be contested by Tenant in good faith and by a proper legal proceeding; provided, however, that neither the leased premises nor the lien of such tax, assessment or other charges shall be meanwhile advertised for sale because of such nonpayment, and provided further that Tenant shall provide Landlord with a surety bond or other security satisfactory to Landlord protecting Landlord and the leased premises from any default in the payment of such amount and against any loss, damage or penalties arising therefrom; Landlord will cooperate with Tenant in any such contest, but Tenant shall hold Landlord harmless from any expense or liability as consequence thereof.



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                 (c)      On the date rent is required to last be paid under
Section 2.1 hereof, Tenant shall pay to Landlord, or Landlord shall pay to Tenant (as the case may be) all prepaid taxes prorated as of the delivery of possession of the leased premises to Landlord based upon the due date of the appropriate taxing authorities.

         2.3 Additional Rent. Tenant shall pay as additional rent any money and charges required to be paid pursuant to the terms of this lease agreement, whether or not the same may be designated "additional rent". If such amounts or charges are not paid at the time provided in this lease, they shall nevertheless, if not paid when due, be collectible as additional rent with the next installment of rent thereafter falling due hereunder, but nothing herein contained shall be deemed to suspend or delay the payment of any amount of money or charge at the time the same becomes due and payable hereunder, or limit any other remedy of Landlord.


         2.4 Past Due Rent. If Tenant shall fail to pay, when the same is due and payable, any rent or any additional rent, such unpaid amounts shall bear interest from the due date thereof to the date of payment at the rate of twelve (12%) percent per annum.


                                  ARTICLE III

                                USE OF PREMISES

         3.1 Use of Premises. It is understood and agreed that the leased premises shall be used and occupied




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only by Tenant for the operation of its direct mail business as presently conducted by it and for other purposes with the consent of Landlord. Tenant shall operate one hundred (100%) percent of the leased premises during the entire term of this lease, unless prevented from doing so by causes beyond Tenant's control, and conduct its business at all times in a high-class and reputable manner. Tenant shall promptly comply with all laws, ordinances and lawful orders and regulations affecting the premises hereby leased, and the cleanliness, safety, occupation and use of same.

         3.2 Care of Premises. Tenant shall not perform any acts or carry on any practices which may injure the building. Tenant shall keep the leased premises clean and free from rubbish and dirt at all times, and shall store all trash and garbage within the leased premises and arrange for the regular pick-up of such trash and garbage at Tenant's expense.


                                   ARTICLE IV

                                   UTILITIES

         4.1 Utilities. Tenant shall arrange for all utility services to the leased premises, and Tenant shall promptly pay for all water and sewer facilities, gas and electricity and all other utility services consumed by it on the leased premises.


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                                   ARTICLE V

                         MAINTENANCE OF LEASED PREMISES

         5.1 Tenant's Obligation of Maintenance. Landlord shall not be required to make any improvements or repairs of any kind upon the leased premises. The leased premises shall at all times be kept in good order, condition, replacement and repair by Tenant, and shall also be kept in a clean, sanitary and safe condition in accordance with the laws of the State of Michigan, and in accordance with all directions, rules and regulations of the health officer, fire marshall, building inspector or other proper officers of the governmental agencies having jurisdiction, at the sole cost and expense of Tenant, and Tenant shall comply with all requirements of law, ordinance and otherwise touching said premises. Tenant shall permit no waste, damage or injury to said premises, and Tenant shall at its own cost and expense replace any glass windows and doors in the premises which may be broken. At the expiration of the tenancy created hereunder, Tenant shall surrender the leased premises in good condition, reasonable wear and tear, loss by fire or other unavoidable casualty excepted.

         5.2 Abuse of Plumbing, Walls, Etc. The plumbing facilities shall not be used for any other purpose than that for which they are constructed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from a violation of this provision shall be borne by Tenant, who shall, or whose



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employees, agents, invitees or licensees shall have caused it. The Tenant, its employees or agents, shall not alter or deface any walls, ceilings, partitions, floors, wood, stone or iron work without Landlord's written consent being first obtained.


                                   ARTICLE VI

                                  ALTERATIONS

         6.1     Alterations.

                 (a) Tenant may not make any alterations of any kind except upon Landlord's prior consent.

                 (b) All alterations, additions, improvements and fixtures, other than trade fixtures, which may be made or installed by either of the parties hereto upon the leased premises and which in any manner are attached to the floors, walls or ceilings shall be the property of Landlord and at the termination of this lease shall remain upon and be surrendered with the leased premises as a part thereof, without disturbance, molestation or injury.


                                  ARTICLE VII

                            INSURANCE AND INDEMNITY

         7.1 Covenant to Hold Harmless. Landlord shall be defended and held harmless by Tenant from any liability for damages to any person or any property in or upon the leased premises, including the person and property of Tenant, and its employees and all persons on the leased


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premises, at its or their invitation or with their consent.  All property kept, stored or maintained in the leased premises shall be so kept, stored or maintained at the risk of Tenant only. Tenant shall not suffer or give cause for the filing of any lien against the leased premises.

         7.2     Tenant's Obligation to Carry Public Liability Insurance.
Tenant shall, during the entire term hereof, keep in full force and effect a policy of public liability insurance with respect to the leased premises and the business operated by Tenant in the leased premises, in which both Landlord and Tenant shall be named as parties covered thereby, or which provides equivalent protection to and is approved by Landlord, and which the limits of liability shall be not less than Five Hundred Thousand ($500,000) Dollars per person and One Million ($1,000,000) Dollars for each accident or occurrence for bodily injury and Fifty Thousand ($50,000) Dollars for property damage. Tenant shall furnish Landlord with a certificate or certificates of insurance, or other acceptable evidence that such insurance is in force at all times during the term hereof.

         7.3 Fire Insurance and Restoration. Tenant shall at all times during the term of this lease carry fire and extended coverage insurance on the building and all the improvements and fixtures in, on or affixed to the building upon the leased premises for the full replacement value of said building and improvements, with insurance companies

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satisfactory to Landlord, and shall deliver to Landlord a certificate of insurance as evidence thereof. No cancellation shall be effective until at least thirty (30) days after receipt by Landlord and Landlord's mortgagee of written notice thereof. Such insurance shall protect Landlord and Tenant and the leased premises against fire, casualty, sprinkler leakage (if any) and against any other damage or loss covered by the "all risks" form of fire and extended coverage insurance available in the State of Michigan. Any loss shall be paid notwithstanding any act or negligence of Landlord or Tenant. All proceeds payable under such insurance shall be payable to Landlord to repair and restore the buildings and permanent improvements of the leased premises. There shall be no rental abatement as a result of damage or destruction to the leased premises.

                          In case Tenant shall at any time neglect to insure or
keep the building upon the leased premises as herein provided, Landlord may, at its election, procure or renew such insurance and add the amount paid therefore, plus interest, to the next rent thereafter falling due under this lease pursuant to Article XII hereof. Tenant shall send to Landlord evidence that all premiums have been paid.

                          Tenant hereby releases and discharges Landlord and
any partner, agent, employee and representative of Landlord from any liability whatsoever hereafter arising from loss, damage or injury to Tenant's property or to any


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other property upon the leased premises caused by fire or any other casualty and, in addition from any other damage for which Tenant is insured or required to be insured hereunder.

                          In the event the building shall be partially or
totally destroyed by fire or other casualty during the term of the lease, the building shall be expeditiously repaired and restored to its original condition at the expense of Tenant (the Landlord hereby agreeing to apply insurance proceeds received by it because of loss up to a maximum of the amount actually received but not in excess thereof), and Tenant shall complete such restoration and repair not later than six (6) months after such damage or destruction, subject to strikes, acts of God or other acts caused beyond Tenant's control; provided, however, that if damage by fire occurs during the last three (3) years of the term of this lease, Tenant may elect to declare the lease terminated, but shall immediately raze the damaged portions of the building and integrate the land area thereunder with the remainder of the parking lot and common facilities, and all insurance proceeds therefore shall be the property of Landlord, except an amount necessary to cover the cost of razing the building and integrating the land area.


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                                  ARTICLE VIII

                           ASSIGNMENT AND SUBLETTING

         8.1 Assignment and Subletting. Tenant shall not assign or in any manner transfer this lease or any estate or interest therein without the previous written consent of Landlord, or sublet or allow concessionaries upon the leased premises or any part or parts thereof or allow anyone to come in with, through or under it without like consent. Consent by Landlord to one or more assignments of this lease or to one or more sublettings of said premises shall not operate to exhaust Landlord's rights under this Article.


                                   ARTICLE IX

                               ACCESS TO PREMISES

         9.1 Right of Entry by Landlord. Landlord shall have the right to enter upon the leased premises at all reasonable hours for the purpose of inspecting the same, or of making repairs, additions or alteration to the leased premises. If Landlord deems any repairs required to be made by Tenant necessary, it may demand that Tenant make the same forthwith, and if Tenant refuses or neglects to commence such repairs and complete the same with reasonable dispatch, Landlord may make or cause such repairs to be made and shall not be responsible to Tenant for any loss or damage that may accrue to its stock or business by reason thereof, and if Landlord makes or causes such repairs to be made, Tenant



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shall, on demand, pay Landlord the cost thereof with interest at ten (10%)
percent per annum, and if it shall default in such payment, Landlord shall have the remedies provided in Section 12.1 hereof.

         9.2 Landlord's Right to Exhibit Premises. For a period commencing ninety (90) days prior to the termination of this lease, Landlord may have reasonable access to the leased premises for the purpose of exhibiting the same to the prospective tenants.


                                   ARTICLE X

                                 EMINENT DOMAIN

         10.1 Total Condemnation. If the title of the leased premises shall be taken by any public authority under the power of eminent domain, then the term of this lease shall cease as of the day such public authority has the right to possession, and the rent shall be paid up to that day with a proportionate refund by Landlord of such rent as may have been paid in advance.

         10.2 Partial Condemnation. If less than the whole, but more than thirty (30%) percent of the leased premises are taken under the power of eminent domain, Landlord and Tenant shall each have the right to terminate this lease upon ten (10) days' prior written notice to the other, and in such event, such termination shall be effective upon the day the right to possession of the leased premises shall be required for public use. Such notice shall be


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given within thirty (30) days after such taking for public use.  In the event
(i) neither party hereto shall elect to terminate this lease; or (ii) less than thirty (30%) percent of the leased premises are so taken, Landlord shall, at its own cost and expense, make all necessary repairs and alterations to the leased premises, not including the installation of Tenant's fixtures, furniture and equipment, which shall be Tenant's responsibility; provided, however, that in no event shall Landlord be required to expend any amount in excess of the Condemnation Award received by it for such purposes. In the event this lease shall not be terminated, all of the terms herein provided shall continue in effect, except that the monthly minimum rent shall be reduced by the ratio equal to that which the Landlord's award (not expended in repairing or altering the leased premises) bears to the original Landlord's aggregate investment of the leased premises.

         10.3 Landlord's and Tenant's Damages. All damages awarded for such taking under the power of eminent domain, whether for the whole or a part of the leased premises, shall belong to and be the property of Landlord, whether such damages shall be awarded as compensation for diminution in value to the leasehold or to the fee of the premises; provided, however, that Landlord shall not be entitled to the award made to Tenant for loss of business, depreciation to and cost of removal of stock and trade fixtures, and


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Tenant shall be entitled to that portion, if any, of the Landlord's award allocated to the unamortized cost (on a straight-line basis through the expiration of this lease) of the improvements, if any, constructed on the leased premises by Tenant.


                                   ARTICLE XI

                            BANKRUPTCY OR INSOLVENCY

         11.1 Tenant's Interest Not Transferable. Neither this lease, nor any estate thereby created, shall pass to any trustee or receiver or assignee for the benefit of creditors or otherwise by operation of law.

         11.2 Landlord's Option to Terminate. In the event the estate created hereby shall be taken in execution or by other process of law, or if Tenant or any guarantor of Tenant's obligations hereunder (hereinafter referred to a "guarantor") shall be adjudicated insolvent or bankrupt pursuant to the provisions of any state or federal insolvency or bankruptcy act, or if a receiver or trustee of the property of Tenant or guarantor shall be appointed by reason of Tenant's or guarantor's insolvency or inability to pay its debts, or if any assignment shall be made of Tenant's or guarantor's property for the benefit of creditors, then and in any such event, Landlord may at its option terminate this lease and all rights of Tenant hereunder, by giving to Tenant notice in writing of the election of Landlord to so terminate.


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         11.3    Tenant's Obligation to Avoid Creditor's Proceedings.  Neither
Tenant nor guarantor shall cause or give cause for the institution of legal proceedings seeking to have Tenant or guarantor adjudicated bankrupt; reorganized or rearranged under the bankruptcy laws of the United States and shall not cause or give cause for the appointment of a trustee or receiver for Tenant's or guarantor's assets and shall not make any assignment for the benefit of creditors, or become or be adjudicated insolvent. The allowance of any petition under the bankruptcy law, or the appointment of a trustee or receiver of Tenant or guarantor of its assets, shall be conclusive evidence that Tenant or guarantor caused or gave cause therefore, unless such allowance of the petition, or the appointment of a trustee or receiver, is vacated within thirty (30) days after such allowance or appointment. Any act described in this Section 11.3 shall be deemed a material breach of Tenant's obligation hereunder, and upon such breach by Tenant, Landlord may at its option and in addition to any other remedy available to Landlord, terminate this lease and all rights of Tenant hereunder, by furnishing to Tenant notice in writing of the election of Landlord to so terminate.


                                  ARTICLE XII

                             DEFAULT OF THE TENANT

         12.1 Right to Re-Enter. In the event of any failure of Tenant to pay any rental due hereunder within ten (10) days after the same shall be due, or any failure to



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perform any other of the terms, conditions or covenants of this lease to be observed or performed by Tenant for more than thirty (30) days after written notice of such default shall have been mailed to Tenant, or if Tenant or guarantor shall become bankrupt or insolvent, or file any debtor proceedings, or take or have taken against Tenant or guarantor in any court pursuant to any statute either of the United States or any state, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a -receiver or trustee of all or a portion of Tenant's or guarantor's property or if Tenant or guarantor makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement, or if Tenant shall abandon the leased-premises, or suffer this lease to be taken under any writ of execution, then Landlord, besides other rights or remedies it may have, shall have the immediate right of re-entry and may remove all persons and property from the leased premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Tenant, all without service of notice or resort to legal process and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby.

         12.2 Right to Relet. Should Landlord elect to re-enter, as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this lease or



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it may from time to time without terminating this lease make such alterations and repairs as may be necessary in order to relet the leased premises and relet said premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this lease) and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable; upon each such reletting all rentals received by Landlord from such reletting shall be applied, first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of such letting, including brokerage fees and attorneys' fees and of costs of such alterations and repairs; third, to the payment of rent due and unpaid hereunder, and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. If such rentals received from such reletting during any month be less than that to be paid during that month by Tenant hereunder, or if Landlord does not relet the leased premises, Tenant shall pay any such rental deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of said premises by Landlord shall be construed as an election on its part to terminate this lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction.




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Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this lease for such previous breach. Should Landlord at any time terminate this lease for any breach, in addition to any other remedies it may have, it may recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering, the leased premises, reasonable attorneys' fees incidental thereof, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this lease for the remainder of the stated term over the then reasonable rental value of the leased premises for the remainder of the stated term, all of which amounts shall be immediately due and payable by Tenant hereunder.

         12.3 Legal Expenses. If suit shall be brought for recovery of possession of the leased premises for the recovery of rent or any other amount due under the provisions of this lease or because of the breach of any other covenant herein contained on the part of Tenant to be kept or performed, and a breach shall be established, Tenant shall pay to Landlord all expenses incurred therefore, including a reasonable attorneys' fee.

         12.4 Curing of Tenant's Default by Landlord. Notwithstanding anything herein contained to the contrary, if Tenant shall be in default in the performance of any of the terms or provisions of this lease and if Landlord shall




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give to Tenant notice in writing of such default specifying the nature thereof, and if Tenant shall fail to commence to cure such default within thirty (30) days after the date of such notice or immediately if such default requires emergency action, and diligently prosecute such curing, Landlord may, in addition to its other legal and equitable remedies, cure such default for the account of and at the cost and expense of Tenant, and the sums so expended by Landlord shall be deemed to be additional rent and shall be paid by Tenant on the day when rent shall next become due and payable.

                                  ARTICLE XIII

                               TENANT'S PROPERTY

         13.1 Taxes on Leasehold. Tenant shall be responsible for and shall pay before delinquency all municipal, county or state taxes assessed during the term of this lease against any leasehold interest or personal property of any kind, owned by or placed in, upon or about the leased premises by Tenant.

         13.2 Notice by Tenant. Tenant shall give immediate notice to Landlord in case of fire or accident in the leased premises or in the building of which the premises are a part, or of defects therein or in any fixtures of equipment.

                                  ARTICLE XIV

                                QUIET ENJOYMENT

         14.1 Landlord's Covenant. Upon payment by Tenant of the rents herein provided, and upon the observance and


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performance of all the covenants, terms and conditions on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the leased premises for the term hereof without hindrance or interruption by Landlord or any other person or persons lawfully or equitably claiming by, through or under the Landlord; subject, nevertheless, to the terms and conditions of this lease.

                                   ARTICLE XV

                            HOLDING OVER, SUCCESSORS

         15.1 Holding Over. Any holding over after the expiration of the term hereof with or without the consent of Landlord shall be construed to be a tenancy from month to month at the rate of one hundred fifty (150%) percent of the rents herein specified (prorated on a monthly basis) and shall otherwise be on the terms and conditions herein specified, so far as applicable.

         15.2 Successors. All rights and liabilities herein gives to, or imposed upon, the respective parties hereto shall extend to and bind the several respective heirs, executors, administrators, successors and assigns of the said parties, and if there shall be more than one tenant they shall all be bound jointly and severally by the terms, covenants and agreements herein. No rights, however, shall inure to the benefit of any assignee of Tenant unless the assignment to such assignee has been approved by Landlord in writing as provided in Section 8.1 hereof.


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                                  ARTICLE XVI

                      SALE OR TRANSFER OF LEASED PREMISES

         16.1 Sale or Transfer of Leased Premises. Upon any sale or transfer, including any transfer by operation of law, of the leased premises by Landlord, Landlord shall be relieved from all subsequent obligations and liabilities under this lease, provided that such purchaser or transferee (except a transferee by operation of law) shall expressly assume in writing all obligations and liabilities of Landlord hereunder.

                                  ARTICLE XVII

                                   NET LEASE

         17.1 Net Lease. The purpose and intent of this lease is that the rental provided for in Article II hereof shall be an absolutely net return to Landlord and shall continue unreduced and unabated throughout the entire term of this lease; that all taxes, insurance and charges of every kind and nature in connection with the replacement, repair, maintenance, upkeep, preservation and use of the leased premises and the building throughout the term of this lease shall be the burden of and paid by Tenant, excepting any federal, state, county or city income taxes now imposed or which may hereafter be imposed on the rentals accruing to Landlord hereunder.


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                                 ARTICLE XVIII

                               RIGHT TO MORTGAGE

         18.1 Landlord's Mortgage. The Landlord reserves the right to subject and subordinate this lease at all times to the lien of any mortgage or mortgages now or hereafter placed upon the Landlord's interest in the said premises and on the land and buildings of which the said premises are a part or upon any buildings hereafter placed upon the land of which the leased premises form a part, and the Tenant covenants and agrees to execute and deliver upon demand such further instrument or instruments subordinating this lease to the lien of any such mortgage or mortgages as shall be desired by the Landlord and any mortgagees or proposed mortgagees and hereby irrevocably appoints the Landlord the attorney-in-fact of the Tenant to execute and deliver any such instrument or instruments for and in the name of the Tenant.


                                  ARTICLE XIX

                                 MISCELLANEOUS

         19.1 Waiver. One or more waivers of any covenant or condition by Landlord shall not be construed as a waiver of a subsequent breach of the same covenant or condition, and the consent or approval by Landlord to or of any act by Tenant requiring Landlord's consent or approval to or of any subsequent similar act by Tenant.


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         19.2    Notices.  Whenever under this lease a provision is made for notice of any kind, it shall be deemed sufficient notice and service thereof if such notice to Tenant is in writing, addressed to Tenant at the last known post office address of Tenant or at the leased premises and sent by registered mail or certified mail with postage prepaid, and if such notice to Landlord is in writing, addressed to Landlord at the address shown above, and sent by registered mail or certified mail with postage prepaid.

         19.3 Construction. Nothing contained herein shall be deemed or construed by the parties hereto, nor by any third party as creating the relationship of principal and agent or of partnership or of joint venture between the parties hereto, it being understood and agreed that neither the method of computation of rent, nor any other provision contained herein, nor any acts of the parties herein shall be deemed to create any relationship between the parties hereto other than the relationship of Landlord and Tenant. Whenever herein the singular number is used, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders. If any language is stricken or deleted from this lease, such language shall be deemed never to have appeared herein and no other implication shall be drawn therefrom.

         19.4 Consent Not Unreasonably Withheld. Landlord shall not unreasonably withhold its written consent, when

Tenant is required to obtain such consent by the terms of this lease.

         19.5 Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord shall accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in this lease.

         19.6 Captions and Section Numbers. The captions, section numbers, article numbers and index appearing in this lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such sections or articles of this lease nor in any way affect this lease.

         19.7 Partial Invalidity. If any term, covenant or condition of this lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this lease shall be valid and be enforced to the fullest extent permitted by law.

         19.8 Recording. Tenant shall not record this lease without the written consent of Landlord. Landlord and Tenant shall each, at the request of the other, execute a short form lease in recordable form which shall omit all monetary terms hereof, which may be recorded.

         19.9 Liens. In the event a mechanics lien shall be filed against the leased premises or Tenant's interest therein as a result of any repairs or alterations made by Tenant, Tenant shall, within ten (10) days after receiving notice of such lien, discharge such lien either by payment of the indebtedness due the mechanics lien claimant or by filing a bond (as provided by statute) as security therefore. In the event Tenant shall fail to discharges such lien, Landlord shall have the right to procure such discharge by filing such bond, and Tenant shall pay the cost of such bond to Landlord as additional rent upon the first day that rent shall be due thereafter.

         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands the day and year first above written.

WITNESS:                                LANDLORD:

                                        MART ASSOCIATES
                                        a Michigan co-partnership


                                        By: Robert A. Yanover
- -----------------------                     --------------------------
                                            Robert A. Yanover
                                            Its:  Managing Partner

                                        TENANT:

                                        LASON SYSTEMS, INC.,
                                        a Michigan corporation


                                        By: Allen J. Nesbitt
- -----------------------                     --------------------------
                                            Allen J. Nesbitt
                                            Its:  President

                                 FIRST AMENDMENT TO LEASE AGREEMENT
                                 BETWEEN MART ASSOCIATES AND LASON SYSTEMS, INC. DATED SEPTEMBER 3, 1985


         The above referenced lease is amended as follows:

         1. The term of lease referenced in Paragraph 1.2 is hereby extended for an additional three (3) years and shall now expire September 30, 1993.

         2. All of the terms and conditions, including monthly rent, shall remain unchanged.


                                        LANDLORD:

                                        MART ASSOCIATES
                                        a Michigan co-partnership


                                        By: Robert A. Yanover
                                            ---------------------------
                                            Robert A. Yanover
                                            Its: Managing Partner


                                        TENANT:

                                        LASON SYSTEMS, INC.
                                        a Michigan corporation


                                        By: Allen J. Nesbitt
                                            ---------------------------
                                            Allen J. Nesbitt
                                            Its: President


Dated: 6-26-90
      --------------------

                           SECOND AMENDMENT TO LEASE

         This Second Amendment to Lease ("Second Amendment") is made this 6th day of January, 1995, by and between MART ASSOCIATES, a Michigan co-partnership, whose address is 2000 Town Center, Suite 2270, Southfield, Michigan 48075 ("Landlord") and Lason Systems, Inc., a Michigan corporation, whose address is 28400 Schoolcraft, Livonia, Michigan 48150 ("Tenant").


                                R E C I T A L S:

         Landlord and Tenant entered into a Lease dated September 3, 1985, as amended by First Amendment to Lease dated June 26, 1990, pursuant to which Tenant occupies the land and buildings known as 28400 Schoolcraft, Livonia,
Michigan 48150.   (The aforesaid Lease and First Amendment to Lease are
hereinafter collectively referred to as the "Lease").

         At this time, Tenant desires to extend the expiration of the term of the Lease from January 1, 1995 to December 31, 1997 and to provide an option to renew same.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. AMENDMENT TO PARAGRAPH 1.2. Paragraph 1.2 of the Lease is hereby amended and restated, in its entirety, as follows:

                 1.2 Term. To have and to hold the Leased Premises for and during the full term of three (3) years which shall commence effective as of January 1, 1995 and terminate on December 31, 1997.

         2. OPTION TO RENEW. Upon the expiration of the term of this Lease, Tenant shall have the option to renew this Lease for one (1) additional term of three (3) years on the following terms and conditions:

                 A. Tenant shall give to Landlord written notice of its exercise of such option no later than nine (9) months before the expiration of the term of this Lease;

                 B. This Lease shall be in full force and effect at the time such notice is given and Tenant shall not be in default hereunder at the time any such notice is given; and

                 C. Except as specifically modified by this Paragraph, all of the terms and conditions of this Lease shall remain in full force and effect during the option period, except that there shall be no further option to renew or extend the term of this Lease after such option term.

         3. NOTICES. All notices or other communications to be given or delivered under or by reason of the provisions of this Lease shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid), or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices and other communications will be sent to the Landlord and Tenant at the addresses indicated below:

         If to the Landlord:      MART ASSOCIATES
                                  2000 Town Center, Suite 2270
                                  Southfield, Michigan 48075

                                  Attention: Allen J. Nesbitt
                                  Partner

         If to Tenant:            Lason Systems, Inc.
                                  28400 Schoolcraft Road
                                  Livonia, Michigan 48150

                                  Attention: Allen J. Nesbitt,
                                  President

         With a copy to:          Golder, Thoma, Cressey, Rauner, Inc.
                                  6100 Sears Tower
                                  Chicago, Illinois 60606-6402

                                  Attention: Elliot W. Maluth

         4. RATIFICATION. Except as specifically modified by this Second Amendment, all of the terms and conditions of the Lease are hereby ratified and confirmed by Landlord and Tenant as being in full force and effect.

         5. BINDING EFFECT. This Second Amendment shall be binding upon, and the benefits hereof shall inure to, the parties hereto and their respective successors and assigns.

         THIS SECOND AMENDMENT has been executed as of the date and year first set forth above.

LANDLORD:                                  TENANT:

MART ASSOCIATES, a Michigan                LASON SYSTEMS, INC.
co-partnership                             a Michigan corporation


By: Allen J. Nesbitt                       By: Allen J. Nesbitt
    --------------------------                 --------------------------
     Allen J. Nesbitt, Partner                  Allen J. Nesbitt
                                                President